SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            January 20, 2004
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 7.    Exhibits.

(c)  The following exhibit is being furnished herewith:

     99   News Release, dated January 20, 2004, of Unisys Corporation

Item 12.  Results of Operations and Financial Condition.

          On January 20, 2004, Unisys Corporation issued a news release to report its financial results for the quarter and year ended December 31, 2003. The release is furnished as Exhibit 99 hereto. The information in this Item 12 and the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.

                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: January 20, 2004            By: /s/ Janet B. Haugen
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                                      Janet B. Haugen
                                      Senior Vice President and
                                      Chief Financial Officer

                              EXHIBIT INDEX
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Exhibit
No.
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99    News Release, dated January 20, 2004, of Unisys Corporation.